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                                                                   Exhibit 10.18

                                   AMENDMENT
                                      TO
                            SHAREHOLDERS AGREEMENT

     This Amendment to Shareholders Agreement (the "Amendment") is entered into as of March 20, 2000 by and among Synapse Group, Inc., a Delaware corporation (the "Company"), Michael Loeb ("Loeb"); Jay Walker ("Walker"); The
      -------                   ----                 ------
Jay S. Walker Irrevocable Credit Trust (the "Walker Trust"); Margaret Loeb,
                                             ------------
Trustee u/The Michael Loeb Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995 (the "MRL Trustee"); Margaret Loeb, Trustee u/The Michael Loeb
                        -----------
Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995 (the "KEL Trustee"); Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust
 -----------
u/a dated 3/24/99 f/b/o Marc David Loeb (the "MDL Trustee"); Nancy Halpern, as
                                              -----------
Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb (the "JPL Trustee"); Nancy Halpern, as Trustee of The Michael Loeb
                -----------
Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose Loeb (the "CRL Trustee");
                                                                  -----------
Margaret Bates ("Bates"); Margaret Loeb ("Mar. Loeb"); Joseph Hanson ("Hanson");
                 -----                    ---------                    ------
and Andre Jaeckle ("Jaeckle") (Loeb, Walker, the Walker Trust, the MRL Trustee,
                    -------
the KEL Trustee, the MDL Trustee, the JPL Trustee, the CRL Trustee, Bates, Mar. Loeb, Hanson and Jaeckle are referred to collectively as the "Stockholders")
                                                              ------------
(the Company and the Stockholders are referred to collectively herein as the "Parties.")
 -------

     WHEREAS, the Parties are parties to that Shareholders Agreement, dated as of December 1, 1993 (the "Shareholders Agreement").
                             ----------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the specific intent to be bound hereby, the Parties hereby agree as follows:

1.   Amendment of Shareholders Agreement.
     -----------------------------------

     1.1  Section 16.  Section 16 of the Shareholders Agreement is amended
          ----------
as follows:

          (a)  The following language shall be added as new subsection (b):

                 "(b)  the date that the Corporation closes an underwritten initial public offering of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended; or"

          (b)  Subsection (b) of Section 16 is renumbered as "(c)".

2.   Effect on Shareholders Agreement.  Except as amended by this Amendment, the
     --------------------------------
Shareholders Agreement shall remain in full force and effect. After the date of this Amendment, every reference in the Shareholders Agreement to "this Agreement" shall mean the Shareholders Agreement as amended by this Amendment.

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3.   Miscellaneous.
     -------------

     3.1  No Third Party Beneficiaries.
          ----------------------------

  This Amendment shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     3.2  Succession and Assignment.
          -------------------------

  This Amendment shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Amendment or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

     3.3  Counterparts and Facsimile Signature
          ------------------------------------

  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     3.4  Headings.
          --------

  The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

     3.5  Governing Law.
          -------------

  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

     3.6  Construction.
          ------------

          (a) The language used in this Amendment shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

          (b) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

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          IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

                              the "Company"

                              SYNAPSE GROUP, INC.

                              By:  /s/ Michael Loeb
                                   --------------------------------------
                                   Michael Loeb, President

                              the "Stockholders"

                                /s/ Michael Loeb
                               ------------------------------------------
                               MICHAEL LOEB


                                /s/ Jay Walker
                               ------------------------------------------
                               JAY WALKER



                               THE JAY S. WALKER IRREVOCABLE CREDIT TRUST


                               By:  /s/ Harry E. Peden III
                                   --------------------------------------
                                   Harry E. Peden III, Trustee


                               By:  /s/ Eileen Walker
                                   --------------------------------------
                                   Eileen Walker, Trustee


                                   /s/ Margaret Loeb, trustee
                               ------------------------------------------
                               MARGARET LOEB, Trustee u/The Michael Loeb
                               Irrevocable Trust f/b/o Michael Roberts Loeb
                               dated December 28, 1995

                                   /s/ Margaret Loeb, trustee
                               ------------------------------------------
                               MARGARET LOEB, Trustee u/The Michael Loeb
                               Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995

                                       3
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                                      /s/ Nancy Halpern
                              ------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David Loeb

                                      /s/ Nancy Halpern
                              ------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb

                                      /s/ Nancy Halpern
                              ------------------------------------------
                              NANCY HALPERN, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose Loeb


                                  /s/ Margaret Bates
                              ------------------------------------------
                              MARGARET BATES


                                  /s/ Margaret Loeb
                              ------------------------------------------
                              MARGARET LOEB


                                  /s/ Joseph Hanson
                              ------------------------------------------
                              JOSEPH HANSON


                                  /s/ Andre Jaeckle
                              ------------------------------------------
                              ANDRE JAECKLE

                                       4